EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MEMS USA, Inc. (the "Company") on Form 10-KSB for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence Weisdorn and Richard W. York, Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley AcT of 2002, that to their knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 2, 2005                         /s/  Lawrence Weisdorn
                                         --------------------------------
                                         Lawrence Weisdorn,
                                         Chief Executive Officer


February 2, 2005                         /s/  Richard W.  York
                                         --------------------------------
                                         Richard W. York,
                                         Chief Financial Officer